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                                                                    EXHIBIT 10.8

                           NON-COMPETITION AGREEMENT


          NON-COMPETITION AGREEMENT, dated as of February 28, 1994, between Westinghouse Electric Corporation, a Pennsylvania corporation (the "Seller"), and CDW Holding Corporation, a Delaware corporation (the "Buyer").


                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, the Seller and the Buyer have entered into an Asset Acquisition Agreement, dated as of February 15, 1994 (the "Asset Acquisition Agreement", capitalized terms used herein without definition having the respective meanings given in the Asset Acquisition Agreement); and

          WHEREAS, the Asset Acquisition Agreement provides that the Seller shall enter into a non-competition agreement with the Buyer;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements, covenants and provisions herein contained, the parties hereto agree as follows:

          1.   Non-Competition.  The Seller shall not, and shall not permit any
               ---------------
of its Affiliates to, for a period of five years from the date of this Agreement, own and operate a Chain of Branches, provided that nothing herein
                                                --------
shall prohibit the Seller or any of its Affiliates from:

          (a) maintaining and continuing in accordance with current and past practice the operations of the internal organizations and divisions of the Seller and any of its current Affiliates identified on Schedule A;

          (b) continuing to own any shares of capital stock, partnership or other equity interests in any Person owned by the Seller or any of
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               its Affiliates as of the date of this Agreement;

          (c) acquiring shares of capital stock, partnership or other equity interests in any Person that is engaged in the ownership and operation of a Chain of Branches, provided that such interests are minority interests of 5% or less;

          (d) acquiring shares of capital stock, partnership or other equity interests in any Person provided that the annual revenues of such Person from the ownership and operation of a Chain of Branches did not exceed 10% of such Person's total revenues on a consolidated basis for the last complete fiscal year prior to the acquisition, provided that if such Person is or becomes an
                            --------
               Affiliate of the Seller and such annual revenues thereafter exceed 10% of such Person's total revenues, the Seller shall cause such Person to use all commercially reasonably efforts to cease its ownership and operation of such Chain of Branches on commercially reasonably terms as soon as practicable; and

          (e) acquiring shares of capital stock, partnership or other equity interests in any Person with annual revenues from the ownership and operation of a Chain of Branches constituting 10% or more of such Person's total revenues on a consolidated basis for the last complete fiscal year prior to the acquisition, provided that such
                                                              --------
               Person becomes an Affiliate of the Seller as a result of such acquisition and that the Seller shall cause such Person to use all commercially reasonably efforts to cease its ownership and operation of such Chain of Branches on

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               commercially reasonable terms as soon as practicable.

          For purposes of this Agreement, the following terms shall have the following meanings:

          "Affiliate" - of a Person, means a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the first Person, provided that the term "Affiliate" shall not include any Plan. "Control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise.

          "Branch" - a whole sale distributor of Electrical Products, other than any wholesale distributor (a) solely of Electrical Products of the type
                           -
manufactured by the Seller or any of its current Affiliates, (b) whose wholesale
                                                              -
distribution of Electrical Products is solely ancillary to the provision of services or (c) whose wholesale distribution of Electrical Products arises
             -
solely out of the repair, refurbishment and resale of used electrical products.

          "Chain" - a network of 10 or more locations in North America or a network of three or more locations in any standard metropolitan statistical area in North America.

          "Electrical Products" - any product (a) of the type typically sold by
                                               -
the Business on or prior to the Closing Date and (b) to the extent not covered
                                                  -
under the preceding clause (a), sold under or associated with the Cutler-Hammer trademark and available to the Business under the WESCO Distributor Agreement for sale on or prior to the Closing Date.

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          2.   Severability.  If any provision of this Agreement is inoperative
               ------------
or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses, Sections or subsections of this Agreement shall not affect the remaining portions of this Agreement.

          3.   Notices.  All notices and other communications made in
               -------
connection with this Agreement shall be in writing. Any notice or other communication in connection herewith shall be deemed duly given (a) two Business
                                                                 -
Days after it is sent by express, registered or certified mail, return receipt requested, postage prepaid or (b) one Business Day after it is sent by
                               -
overnight courier, in every case, addressed as follows:

          (i)  if to the Company or the C&D Fund:

               CDW Holding Corporation
               c/o The Clayton & Dubilier Private Equity
                  Fund IV Limited Partnership
               270 Greenwich Avenue
               Greenwich, CT 06830
               Telecopy: (203) 661-0544
               Telephone: (203) 661-3998
               Attention: Clayton & Dubilier Associates IV
                  Limited Partnership, attention: Joseph L.
                  Rice, III, a general partner

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               with a copy to:

               Clayton, Dubilier & Rice, Inc.
               126 East 56th Street
               New York, New York 10022
               Telecopy: (212) 752-7629
               Telephone: (212) 355-0740
               Attention: Alberto Cribiore

               and to:

               Debevoise & Plimpton
               875 Third Avenue
               New York, New York 10022
               Telecopy: (212) 909-6836
               Telephone: (212) 909-6000
               Attention: Steven Ostner, Esq.

          (ii) if to Westinghouse,

               Westinghouse Electric Corporation
               Westinghouse Building
               Gateway Center
               11 Stanwix Center
               Pittsburgh, PA 15222
               Telecopy: (412) 642-3393
               Telephone: (412) 244-2000
               Attention: Thomas P. Costello,
                            Group President

               with a copy to the attention
                 of Louis J. Briskman, General Counsel
                 (telecopy: (412) 642-5671)

or, in each case, at such other address as may be specified in writing to the other parties hereto. Any party may give any notice or other communication in connection herewith using any other means (including, without limitation, personal delivery, messenger service, telecopy, telex or ordinary mail), but no such notice or other communication shall

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be deemed to have been duly given unless and until it is actually received by the individual for whom it is intended.

          4.   Headings.  The headings contained in this Agreement are for
               --------
purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

          5.   Entire Agreement.  This Agreement, together with the Acquisition
               ----------------
Agreements and the Collateral Agreements, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

          6.   Counterparts.  This Agreement may be executed in several
               ------------
counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

          7.   Governing Law.  This Agreement shall be governed in all
               -------------
respects, including, but not limited to, as to validity, interpretation and effect, by the internal laws of the State of New York, without giving effect to the conflict of laws rules thereof.

          8.   Binding Effect.  This Agreement shall be binding upon and inure
               --------------
to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

          9.   Assignment.  This Agreement shall not be assignable by the
               ----------
Buyer without the prior written consent of the Seller or by the Seller without the prior written consent of the Buyer, provided that the Buyer may assign this
                                        --------
Agreement (a) to any other Buyer Party as contemplated by Article II of the
           -
Acquisition Agreement, (b) to any lender to the Buyer or any Subsidiary or
                        -
Affiliate thereof as security for obligations to such lender in respect of the financing arrangements entered into in connection with the transactions contemplated hereby and any refinancings, ex-

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tensions, refundings or renewals thereof or (c) subsequent to the Closing, to
                                             -
any transferee of all or substantially all of the assets of the Business that executes a written assumption of the obligations of the Buyer Parties under the Acquisition Agreement, the Canadian Asset Purchase Agreement and the Collateral Agreements (other than the Option Agreement and the Registration and Participation Agreement).

          10.  No Third Party Beneficiaries.  Nothing in this Agreement shall
               ----------------------------
confer any rights upon any person or entity other than the Buyer Parties and their respective heirs, successors and permitted assigns.

          11.  Amendment; Waivers.  No amendment, modification or discharge of
               ------------------
this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time.

          12.  Consent to Jurisdiction.  Each party irrevocably submits to the
               -----------------------
exclusive jurisdiction of (a) the Supreme Court of the State of New York, New
                           -
York County, and (b) the United States District Court for the Southern District
                  -
of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby (and agrees not to commence any such suit, action or proceeding except in such courts). Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any such suit, action or proceeding.
Each party irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or proceeding in (i) the Supreme Court of the
                                                 -
State of New York, New York County, and (ii) the United States District Court
                                         --
for the Southern District of New York, that

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any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

          13.  Waiver of Jury Trial.  Each party hereby waives, to the fullest
               --------------------
extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding arising out of this Agreement or any transaction contemplated hereby. Each party (a) certifies that no
                                              -
representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other
                                     -
parties have been induced to enter into the Agreement by, among other things, the mutual waivers and certifications in this Section 13.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                              CDW HOLDING CORPORATION


                              By  /s/ Alexander F. Brigham
                                 --------------------------
                                 Name: Alexander F. Brigham
                                 Title: Vice President &
                                        Assistant Secretary


                              WESTINGHOUSE ELECTRIC
                                CORPORATION


                              By  /s/ Richard T. O'Connor
                                 -------------------------
                                 Name: Richard T. O'Connor
                                 Title: Assistant Treasurer

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                                  SCHEDULE A


Energy Systems Business Unit

Power Generation Business Unit

Knoll Group Inc.

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